UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                January 25, 2002
                                (Date of earliest
                                 event reported)



                               EXELON CORPORATION
             (Exact name of registrant as specified in its charter)




      Pennsylvania                  1-16169                  23-2990190
    (State or other                 (SEC                   (IRS Employer
    jurisdiction of               file number)             Identification
     incorporation)                                           Number)



                      37th Floor, 10 South Dearborn Street
                             Post Office Box A-3005
                          Chicago, Illinois 60690-3005
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (312) 394-4321

ITEM 5. OTHER EVENTS
On January 25, 2002, Exelon Corporation issued a press release announcing the restatement of third quarter 2001 results and reaffirming 2001 earnings guidance.


Attached as Exhibit 99.1 is the press release issued today, which is hereby incorporated by reference.

Exhibit
No.         Description of Exhibit
99.1        Press Release issued by Exelon Corporation dated January 25, 2002.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           EXELON CORPORATION


                                           /S/  Ruth Ann M. Gillis
                                           -----------------------------------
                                           Senior Vice President &
                                           Chief Financial Officer



January 25, 2002